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                                   EXHIBIT 23

                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statements No. 33-52526, 33-52528, 33-92208 and 33-92184 of Starbucks Corporation on Forms S-8
of our report dated November 21, 1997, incorporated by reference in the Annual Report on Form 10-K of Starbucks Corporation for the year ended September 28, 1997.

/s/ Deloitte & Touche LLP
DELOITTE & TOUCHE LLP
Seattle, Washington
December 19, 1997





























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